Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 21, 2017 (this “Agreement”) is entered into among RESOURCES CONNECTION, INC., a Delaware corporation (“RCI”), RESOURCES CONNECTION LLC, a Delaware limited liability company (“RCL” and together with RCI, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., as Lender (the “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Credit Agreement dated as of October 17, 2016 (as amended by that certain First Amendment to Credit Agreement and Amendment to Security and Pledge Agreement dated as of November 27, 2016, and as further amended from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors have requested that the Lender amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Clause (b)(iii) in the first sentence of the definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(iii) all Restricted Payments made in cash (other than (x) Restricted Payments permitted by Section 7.06(c), (y) share repurchases made by any Borrower or any Subsidiary only in the twelve (12)-month period ended as of the Closing Date, and (z) share repurchases made by RCI to the extent permitted by Section 7.06(f)) for such period.

(b) Section 7.06 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (e) thereof, (ii) re-letter clause (f) as clause (g), and (iii) insert a new clause (f) immediately following clause (e) to read as follows:

(f) RCI may make any share repurchases; provided, that, (i) RCI shall have delivered to the Lender a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to such share repurchase, the Consolidated Total Leverage Ratio shall be less than or equal to 2.00 to 1.0, and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such share repurchase or would result therefrom; and

3. Condition Precedent. This Agreement shall be effective upon receipt by the Lender of counterparts of this Agreement duly executed by the Borrowers, the Guarantors, and the Lender.

4. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c) Each Loan Party hereby represent and warrant as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; and (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement.

(d) The Loan Parties represent and warrant to the Lender that (i) after giving effect to this Agreement, the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	RESOURCES CONNECTION, INC.,
a Delaware corporation

By:
Name:
Title:

RESOURCES CONNECTION LLC,
a Delaware limited liability company

	By:	Resources Connection, Inc., its sole member

By:
Name:
Title:

GUARANTORS:	RESOURCES HEALTHCARE SOLUTIONS LLC,
a Delaware limited liability company

By:
Name:
Title:

RGP PROPERTY LLC,
a Delaware limited liability company

	By:	Resources Connection, Inc., its sole member

By:
Name:
Title:

SITRICK BRINCKO GROUP, LLC,
a Delaware limited liability company

	By:	Resources Connection, Inc., its manager

By:
Name:
Title:

RESOURCES CONNECTION, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	BANK OF AMERICA, N.A.,
as Lender

By:
Name:
Title:

RESOURCES CONNECTION, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT